                                                                    EXHIBIT 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS


                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                      For the Month Ending: April 30, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                                 $ 9,847,058.36

RECEIPTS:
    1. Receipts from Operations                                                   $            -
       Receipts from Operations (Received by Parent)                              $     5,000.00
    2. Other Receipts                                                             $    14,112.96
       Other receipts (Received by Parent or Affiliates)                          $ 1,607,741.88
                                                                               ------------------

TOTAL RECEIPTS                                                                    $ 1,626,854.84
Less:  Receipts received by Parent or Affiliates                                  $(1,612,741.88)
                                                                               ------------------
ADJUSTED TOTAL RECEIPTS                                                           $    14,112.96

DISBURSEMENTS
    3. Net Payroll
       a. Officers                                                                $            -
       b. Others                                                                  $            -
    4. Taxes
       a. Federal Income Taxes                                                    $            -
       b. FICA Withholdings                                                       $            -
       c. Employee's withholdings                                                 $            -
       d. Employer's FICA                                                         $            -
       e. Federal Unemployment Taxes                                              $            -
       f. State Income Tax                                                        $            -
       g. State Employee withholdings                                             $            -
       h. All other state taxes                                                   $            -

    5. Necessary Expenses
       a. Rent or mortgage payment(s)                                             $    29,137.76
       b. Utilities                                                               $            -
       c. Insurance                                                               $            -
       d. Merchandise bought for manufacture or sell                              $            -
       e. Other necessary expenses
          Office Supplies & Expenses                                              $       749.06
          Other                                                                   $            -
                                                                               ------------------

TOTAL DISBURSEMENTS                                                               $    29,886.82
Less:  Disbursements made by Parent or Affiliates                                 $   (29,886.82)
                                                                               ------------------
ADJUSTED TOTAL DISBURSEMENTS                                                      $            -

                                                                               ------------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                               $    14,112.96

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                            $            -

                                                                               ------------------
ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130                         $ 9,861,171.32

                                                                               ------------------
ENDING BALANCE IN ALL ACCOUNTS                                                    $ 9,861,171.32
                                                                               ==================


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                      For the Month Ending: April 30, 2002

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-21130

   DATE RECEIVED                             DESCRIPTION                                AMOUNT
   -------------                             -----------                                ------
      4/23/02        Interest Received                                             $        14,112.96
                                                                                  --------------------
                                                              Total WATP Receipts  $        14,112.96
                                                                                  ====================



                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS


                      For the Month Ending: April 30, 2002


STATEMENT OF INVENTORY
----------------------
   Beginning Inventory                          $              -
   Add: purchases                               $              -
   Less: goods sold                             $              -
                                              -------------------
   Ending inventory                             $              -
                                              ===================

PAYROLL INFORMATION STATEMENT
-----------------------------

   Gross payroll for this period                $              -
   Payroll taxes due but unpaid                 $              -



               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                                 DATE REGULAR        AMOUNT OF          NUMBER OF             AMOUNT OF
            NAME OF CREDITOR/LESSOR             PAYMENT IS DUE    REGULAR PAYMENT   PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
            -----------------------             --------------    ---------------   -------------------  -------------------
   North Atlanta Realty                            Monthly        $      28,021.13                -       $         -
   GE Capital (Copier Lease)                       Monthly        $         575.72                -       $         -
   Toshiba Easy Lease (Fax)                        Monthly        $          84.41                  6     $      506.46
   Toshiba Easy Lease (Fax)                        Monthly        $          35.11                  6     $      210.66
   GE Capital (Copier/Fax Lease)                   Monthly        $         612.83                  6     $    3,676.98
   Ascom/Hasler (Postage Meter)                   Quarterly       $         181.15                -       $         -
   Ascom/Hasler (Postage Meter)                   Quarterly       $         719.04                  1     $      719.04
   Imperial Business Credit (Postage Meter)       Quarterly       $         497.83                  1     $      497.83



                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPF

                      For the Month Ending: April 30, 2002

STATEMENT OF AGED RECEIVABLES
-----------------------------

ACCOUNTS RECEIVABLE                                                  3RD PARTY         INTERCOMPANY           TOTAL
                                                                 ----------------------------------------------------------
                     Beginning of month balance                     $ 13,774,926.62     $ 15,128,212.06    $  28,903,138.68
                     Add: sales on account                          $             -     $             -    $             -
                             expenses paid for affiliate            $             -     $             -    $             -
                             cash advanced to affiliate             $             -     $             -    $             -
                     Less: collections                              $     (5,000.00)    $  1,612,741.88    $  1,607,741.88
                                                                 ----------------------------------------------------------
                     End of month balance                           $ 13,769,926.62     $ 16,740,953.94    $ 30,510,880.56
                                                                 ==========================================================


     0-30 Days                       31-60 Days                      61-90 Days        Over 90 Days     End of Month Total
     ---------                       ----------                      ----------        ------------     ------------------
  $          -                     $          -                     $         -         $ 13,769,926.62  $    13,769,926.62



STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
---------------------------------------------
                                                                     3RD PARTY         INTERCOMPANY           TOTAL
                                                                 ----------------------------------------------------------
                     Beginning of month balance                      $     7,043.23      $   351,264.45       $ 358,307.68
                     Add: sales on account                           $    29,886.82      $            -       $  29,886.82
                             Cash received on behalf of Affiliate    $            -      $            -       $          -
                             Cash received from Affiliate            $            -      $            -       $          -
                     Less: payments                                  $   (29,886.82)     $    29,886.82       $          -
                                                                 ----------------------------------------------------------
                     End of month balance                                $ 7,043.23        $ 381,151.27       $ 388,194.50
                                                                 ==========================================================

     0-30 Days                       31-60 Days                      61-90 Days        Over 90 Days     End of Month Total
     ---------                       ----------                      ----------        ------------     ------------------
     $       -                       $        -                      $   754.35        $   6,288.88     $         7,043.23



                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                      For the Month Ending: April 30, 2002


                                TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.


     1.       Federal income taxes             Yes (X)                    No ( )

     2.       FICA withholdings                Yes (X)                    No ( )

     3.       Employee's withholdings          Yes (X)                    No ( )

     4.       Employer's FICA                  Yes (X)                    No ( )

     5.       Federal unemployment taxes       Yes (X)                    No ( )

     6.       State income tax                 Yes (X)                    No ( )

     7.       State employee withholdings      Yes (X)                    No ( )

     8.       All other state taxes              See Note Below



        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.





                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                              ------------------------------------------------
                              For the Debtor In Possession

                              Henry C. Lyon
                              Designated Officer



                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                       For the Month Ending: May 31, 2002


BEGINNING BALANCE IN ALL ACCOUNTS                                                 $ 9,861,171.32

RECEIPTS:
     1. Receipts from Operations                                                  $            -
        Receipts from Operations (Received by Parent)                             $    10,000.00
     2. Other Receipts                                                            $    13,576.71
        Other receipts (Received by Parent or Affiliates)
                                                                               ------------------

TOTAL RECEIPTS                                                                    $    23,576.71
Less:  Receipts received by Parent or Affiliates                                  $   (10,000.00)
                                                                               ------------------
ADJUSTED TOTAL RECEIPTS                                                           $    13,576.71

DISBURSEMENTS
    3. Net Payroll
       a. Officers                                                                $            -
       b. Others                                                                  $            -
    4. Taxes
       a. Federal Income Taxes                                                    $            -
       b. FICA Withholdings                                                       $            -
       c. Employee's withholdings                                                 $            -
       d. Employer's FICA                                                         $            -
       e. Federal Unemployment Taxes                                              $            -
       f. State Income Tax                                                        $            -
       g. State Employee withholdings                                             $            -
       h. All other state taxes                                                   $            -

    5. Necessary Expenses
       a. Rent or mortgage payment(s)                                             $    29,137.76
       b. Utilities                                                               $            -
       c. Insurance                                                               $            -
       d. Merchandise bought for manufacture or sell                              $            -
       e. Other necessary expenses
           Office Supplies & Expenses                                             $       575.72
           Other                                                                  $            -
                                                                               ------------------

TOTAL DISBURSEMENTS                                                               $    29,713.48
Less:  Disbursements made by Parent or Affiliates                                 $   (29,713.48)
                                                                               ------------------
ADJUSTED TOTAL DISBURSEMENTS                                                      $            -

                                                                               ------------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                               $    13,576.71

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                            $            -

                                                                               ------------------
ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130                         $ 9,874,748.03

                                                                               ------------------
ENDING BALANCE IN ALL ACCOUNTS                                                    $ 9,874,748.03
                                                                               ==================




                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2002

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-21130

   DATE RECEIVED                             DESCRIPTION                                AMOUNT
   -------------                             -----------                                ------
       5/2/2002        Interest Received                                            $       13,576.71
                                                                                  --------------------
                                                              Total WATP Receipts   $       13,576.71
                                                                                  ====================




                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                       For the Month Ending: May 31, 2002


STATEMENT OF INVENTORY
----------------------
   Beginning Inventory                    $                -
   Add: purchases                         $                -
   Less: goods sold                       $                -
                                          -------------------
   Ending inventory                       $                -
                                          ===================

PAYROLL INFORMATION STATEMENT
-----------------------------

   Gross payroll for this period          $                -
   Payroll taxes due but unpaid           $                -




               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                             DATE REGULAR        AMOUNT OF             NUMBER OF            AMOUNT OF
          NAME OF CREDITOR/LESSOR           PAYMENT IS DUE    REGULAR PAYMENT    PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
          -----------------------           --------------    ---------------    -------------------     -------------------
   North Atlanta Realty                        Monthly             $  28,021.13                  -          $       -
   GE Capital (Copier Lease)                   Monthly             $     575.72                  -          $       -
   Toshiba Easy Lease (Fax)                    Monthly             $      84.41                    6        $    506.46
   Toshiba Easy Lease (Fax)                    Monthly             $      35.11                    6        $    210.66
   GE Capital (Copier/Fax Lease)               Monthly             $     612.83                    6        $  3,676.98
   Ascom/Hasler (Postage Meter)               Quarterly            $     181.15                  -          $       -
   Ascom/Hasler (Postage Meter)               Quarterly            $     719.04                    1        $    719.04
   Imperial Business Credit (Postage Meter)   Quarterly            $     497.83                    1        $    497.83






                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                       For the Month Ending: May 31, 2002

STATEMENT OF AGED RECEIVABLES
-----------------------------

ACCOUNTS RECEIVABLE                                                 3RD PARTY         INTERCOMPANY           TOTAL
                                                               -----------------------------------------------------------
                     Beginning of month balance                    $ 13,769,926.62    $ 16,740,953.94     $ 30,510,880.56
                     Add: sales on account                         $             -    $             -     $             -
                             expenses paid for affiliate           $             -    $             -     $             -
                             cash advanced to affiliate            $             -    $             -     $             -
                     Less: collections                             $    (10,000.00)   $     10,000.00     $             -
                                                               -----------------------------------------------------------
                     End of month balance                          $ 13,759,926.62    $ 16,750,953.94     $ 30,510,880.56
                                                               ===========================================================


     0-30 Days                      31-60 Days                     61-90 Days         Over 90 Days      End of Month Total
     ---------                      ----------                     ----------         ------------      ------------------
     $       -                      $        -                     $        -      $   13,759,926.62   $     13,759,926.62



STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
---------------------------------------------
                                                                    3RD PARTY         INTERCOMPANY           TOTAL
                                                               -----------------------------------------------------------
                     Beginning of month balance                     $     7,043.23    $    381,151.27        $ 388,194.50
                     Add: sales on account                          $    29,713.48    $             -        $  29,713.48
                             Cash received on behalf of Affiliate   $            -    $             -        $          -
                             Cash received from Affiliate           $            -    $             -        $          -
                     Less: payments                                 $   (29,713.48)   $     29,713.48        $          -
                                                               -----------------------------------------------------------
                     End of month balance                           $     7,043.23    $    410,864.75        $ 417,907.98
                                                               ===========================================================

     0-30 Days                      31-60 Days                     61-90 Days         Over 90 Days    End of Month Total
     ---------                      ----------                     ----------         ------------    ------------------
    $        -                      $        -                     $        -         $   7,043.23    $         7,043.23


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                       For the Month Ending: May 31, 2002


                                TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.


     1.       Federal income taxes             Yes (X)                    No ( )

     2.       FICA withholdings                Yes (X)                    No ( )

     3.       Employee's withholdings          Yes (X)                    No ( )

     4.       Employer's FICA                  Yes (X)                    No ( )

     5.       Federal unemployment taxes       Yes (X)                    No ( )

     6.       State income tax                 Yes (X)                    No ( )

     7.       State employee withholdings      Yes (X)                    No ( )

     8.       All other state taxes               See Note Below


        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.



                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                          --------------------------------------------------
                          For the Debtor In Possession

                          Henry C. Lyon
                          Designated Officer



                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                       For the Month Ending: June 30, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                                 $ 9,874,748.03

RECEIPTS:
    1. Receipts from Operations                                                   $            -
       Receipts from Operations (Received by Parent)                              $            -
    2. Other Receipts                                                             $    13,741.77
       Other receipts (Received by Parent or Affiliates)
                                                                               ------------------

TOTAL RECEIPTS                                                                    $    13,741.77
Less:  Receipts received by Parent or Affiliates                                  $            -
                                                                               ------------------
ADJUSTED TOTAL RECEIPTS                                                           $    13,741.77

DISBURSEMENTS
    3. Net Payroll
       a. Officers                                                                $            -
       b. Others                                                                  $            -
    4. Taxes
       a. Federal Income Taxes                                                    $            -
       b. FICA Withholdings                                                       $            -
       c. Employee's withholdings                                                 $            -
       d. Employer's FICA                                                         $            -
       e. Federal Unemployment Taxes                                              $            -
       f. State Income Tax                                                        $            -
       g. State Employee withholdings                                             $            -
       h. All other state taxes                                                   $            -

     5. Necessary Expenses
       a. Rent or mortgage payment(s)                                              $   29,137.76
       b. Utilities                                                                $           -
       c. Insurance                                                                $           -
       d. Merchandise bought for manufacture or sell                               $           -
       e. Other necessary expenses
          Office Supplies & Expenses                                               $           -
          Other                                                                    $    1,500.00
                                                                               ------------------

TOTAL DISBURSEMENTS                                                                $   30,637.76
Less:  Disbursements made by Parent or Affiliates                                  $  (30,637.76)
                                                                               ------------------
ADJUSTED TOTAL DISBURSEMENTS                                                       $           -

                                                                               ------------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                $    13,741.77

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                             $            -

                                                                               ------------------
ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130                         $ 9,888,489.80

                                                                               ------------------
ENDING BALANCE IN ALL ACCOUNTS                                                    $ 9,888,489.80
                                                                               ==================


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2002


Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-21130

   DATE RECEIVED                             DESCRIPTION                                AMOUNT
   -------------                             -----------                                ------
       6/5/2002        Interest Received                                                  $ 13,741.77
                                                                                  --------------------
                                                              Total WATP Receipts         $ 13,741.77
                                                                                  ====================




                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                       For the Month Ending: June 30, 2002



STATEMENT OF INVENTORY
----------------------

   Beginning Inventory                  $                   -
   Add: purchases                       $                   -
   Less: goods sold                     $                   -
                                        ----------------------
   Ending inventory                     $                   -
                                        ======================

PAYROLL INFORMATION STATEMENT
-----------------------------

   Gross payroll for this period        $                   -
   Payroll taxes due but unpaid         $                   -




               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                            DATE REGULAR          AMOUNT OF           NUMBER OF           AMOUNT OF
         NAME OF CREDITOR/LESSOR           PAYMENT IS DUE      REGULAR PAYMENT   PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
         -----------------------           --------------      ---------------   -------------------   -------------------

   North Atlanta Realty                        Monthly              $ 28,021.13                   -          $      -
   GE Capital (Copier Lease)                   Monthly              $    575.72                   -          $      -
   Toshiba Easy Lease (Fax)                    Monthly              $     84.41                     6        $   506.46
   Toshiba Easy Lease (Fax)                    Monthly              $     35.11                     6        $   210.66
   GE Capital (Copier/Fax Lease)               Monthly              $    612.83                     6        $ 3,676.98
   Ascom/Hasler (Postage Meter)               Quarterly             $    181.15                   -          $      -
   Ascom/Hasler (Postage Meter)               Quarterly             $    719.04                     1        $   719.04
   Imperial Business Credit (Postage Meter)   Quarterly             $    497.83                     1        $   497.83





                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                       For the Month Ending: June 30, 2002

STATEMENT OF AGED RECEIVABLES
-----------------------------

ACCOUNTS RECEIVABLE                                                  3RD PARTY             INTERCOMPANY             TOTAL
                                                               ------------------------------------------------------------------
                     Beginning of month balance                       $ 13,759,926.62         $ 16,750,953.94    $ 30,510,880.56
                     Add: sales on account                            $             -         $             -    $             -
                             expenses paid for affiliate              $             -         $             -    $             -
                             cash advanced to affiliate               $             -         $             -    $             -
                     Less: collections                                $             -         $             -    $             -
                                                               ------------------------------------------------------------------
                     End of month balance                             $ 13,759,926.62         $ 16,750,953.94    $ 30,510,880.56
                                                               ==================================================================

     0-30 Days                      31-60 Days                       61-90 Days            Over 90 Days       End of Month Total
     ---------                      ----------                       ----------            ------------       ------------------
   $         -                     $         -                      $         -         $  13,759,926.62    $      13,759,926.62



STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
---------------------------------------------
                                                                     3RD PARTY             INTERCOMPANY             TOTAL
                                                               ------------------------------------------------------------------
                     Beginning of month balance                         $   7,043.23            $ 410,864.75       $ 417,907.98
                     Add: sales on account                              $  30,637.76            $          -       $  30,637.76
                             Cash received on behalf of Affiliate       $          -            $          -       $          -
                             Cash received from Affiliate               $          -            $          -       $          -
                     Less: payments                                     $ (30,637.76)           $  30,637.76       $          -
                                                               ------------------------------------------------------------------
                     End of month balance                               $   7,043.23            $ 441,502.51       $ 448,545.74
                                                               ==================================================================



     0-30 Days                      31-60 Days                       61-90 Days            Over 90 Days       End of Month Total
     ---------                      ----------                       ----------            ------------       ------------------
     $       -                      $        -                       $        -            $   7,043.23       $         7,043.23





                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                       For the Month Ending: June 30, 2002


                                TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

     1.       Federal income taxes             Yes (X)                    No ( )

     2.       FICA withholdings                Yes (X)                    No ( )

     3.       Employee's withholdings          Yes (X)                    No ( )

     4.       Employer's FICA                  Yes (X)                    No ( )

     5.       Federal unemployment taxes       Yes (X)                    No ( )

     6.       State income tax                 Yes (X)                    No ( )

     7.       State employee withholdings      Yes (X)                    No ( )

     8.       All other state taxes               See Note Below


        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.





                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.





                                    ------------------------------------------
                                    For the Debtor In Possession

                                    Henry C. Lyon
                                    Designated Officer



                            OPERATING REPORT Page 6